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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 13, 2003


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-104046                  13-3939229
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                      1585 Broadway
                    New York, New York                         10036
       ----------------------------------------             ----------
       (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (212) 761-4000
                                                           ---------------

                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 5. Other Events

          In connection with the offering of Morgan Stanley ABS Capital
I Inc. Trust 2003-SD1, Mortgage Pass-through certificates, Series 2003-SD1, certain "Computational Materials", dated June 20, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY ABS CAPITAL I INC.
                                       -----------------------------------------
                                           as Depositor and on behalf of
                                           Morgan Stanley ABS Capital I Inc.
                                           Trust 2003-SD1
                                           Registrant


                                                 By: /s/ Gail McDonnell
                                                     ---------------------------
                                                     Name:  Gail McDonnell
                                                     Title: Vice President

Dated:  June 20, 2003

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Related Computational Materials (as defined in Item 5 above).